Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)                              The accompanying Quarterly Report on Form 10-QSB/A for the period ended April 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                              The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	January 29, 2007	/s/ Rodney A. Young
Rodney A. Young
President and Chief Executive Officer

Date:	January 29, 2007	/s/ Dale H. Johnson
Dale H. Johnson
Chief Financial Officer